Fees Summary	Apr. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,321,791.87
Previously Paid Amount	0.00
Total Fee Amount	2,944.54
Total Offset Amount	0.00
Net Fee	$ 2,944.54